                                                                   EXHIBIT 10.10

                ADMINISTRATIVE SERVICES AND MANAGEMENT AGREEMENT

     THIS ADMINISTRATIVE SERVICES AND MANAGEMENT AGREEMENT ("Agreement") is made and entered into as of July 25, 1997, by and between PointCast K.K., a Japanese corporation ("PointCast Japan"), and TransCosmos, Incorporated, a Japanese corporation ("TCI").

                                    RECITALS
                                    --------

          1. PointCast Incorporated, a California corporation ("PCI"), has established an English language network (the "Network") to provide current news, information services and advertising via the Internet and corporate intranets using PCI's proprietary software and interface technology.

          2. PCI and TCI have formed PointCast Japan, L.L.C. (the "LLC") as a limited liability company under the laws of the State of Delaware. The LLC has formed a Japanese corporation, PointCast Japan, to operate the business of the joint venture between PCI and TCI, specifically to operate a localized, Japanese version of the Network (the "Localized Network") in Japan (the "Territory").

          3. TCI has agreed to manage certain operations of the business of PointCast Japan on the terms set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                             Appointment Of Manager
                             ----------------------

          1.1  Appointment.  PointCast Japan hereby appoints TCI to manage those
               -----------
areas of the business operations of PointCast Japan (other than "Miscellaneous") specified on Exhibit A (the "Business Areas"), and TCI hereby accepts such appointment by PointCast Japan, to manage and direct the Business Areas in the Territory as specified in Article II below and subject to the general supervision and control of the Board of Managers of the LLC and the officers of PointCast Japan.

          1.2  Term.  The term of this Agreement shall begin as of the date
               ----
hereof and continue for a period of two years from the date of the launch of the "open beta" period of the Localized Network ("Launch"), subject to the provisions of Section 1.3 below.

          1.3  Termination for Breach.  If either party materially breaches any
               ----------------------
provision of this Agreement and fails to cure such breach within thirty (30) days following written notice of such breach from the other party, then the other party may, at its sole discretion, terminate this Agreement upon written notice to the defaulting party.

                                   ARTICLE II
                            Powers and Duties of TCI
                            ------------------------

          2.1  Powers of TCI.  Subject to such limitations as may be imposed by
               -------------
law or this Agreement, TCI is hereby authorized and empowered, in the name of and on behalf of PointCast Japan, to manage the Business Areas in accordance with, and subject to the provisions of, this Agreement.

          2.2  Duties of TCI.  TCI shall perform its duties hereunder in the
               -------------
manner in which TCI reasonably deems necessary or appropriate, subject to the other provisions of this Agreement. Without limiting the generality of the foregoing, the duties of TCI in the Territory shall include the following:

               (a) to provide, from time to time, consultants or employees who will assist PointCast Japan in activities concerning the items specified in
Section 1.1 above;

               (b) to control and determine the day-to-day conduct of the business activities of PointCast Japan relating to matters concerning banking, payroll, credit policies, billing procedures, collection matters and cash management policies;

               (c) to provide marketing and sales activities for PointCast Japan; and

               (d) to conduct the services in compliance with all applicable laws, rules and regulations and in accordance with the terms of this Agreement, and any other applicable agreement, indenture or other instrument to which PointCast Japan is bound or may be subject.

          2.3  Limitation on Powers.  Notwithstanding the provisions of Sections
               --------------------
2.1 and 2.2 above, all day-to-day decisions regarding the operations of PointCast Japan shall be made at the discretion of the President of PointCast Japan and, as appropriate or necessary, the Board of Managers of the LLC.
Except as expressly set forth in Sections 2.1 and 2.2 above, without the prior written authority of the Board of Managers of the LLC, TCI shall not have authority or take any other action on behalf of PointCast Japan.

          2.4  Additional Duties of TCI.  TCI shall advance such funds during
               ------------------------
the term of this Agreement, on a quarterly basis, as required to permit PointCast Japan to operate in accordance with the budget attached hereto as Exhibit A, with any deviation from the budget subject to approval by the representatives on the Board of Managers of the LLC appointed by PCI. In no event will TCI be required to expend an amount in excess of the sum of the management fees paid to TCI under this Agreement plus [*] Yen ((Yen) [*]).

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ARTICLE III
                                Management Fees
                                ---------------

          Compensation.  In consideration of the performance of the duties set
          ------------
forth herein, PointCast Japan shall pay to TCI a management fee equal to 46% of the gross revenues of PointCast Japan, determined in accordance with generally accepted accounting principles consistently applied, paid at the conclusion of each fiscal quarter, until TCI recovers its expenses incurred in accordance with
Section 2.4 above. Thereafter, TCI will be paid management fees at the conclusion of each fiscal quarter at a rate equal to 46.5% of the gross revenues of PointCast Japan with respect to revenues in each such succeeding quarter.

                                   ARTICLE IV
                                 Miscellaneous
                                 -------------

          4.1  Distribution.  During the term of this Agreement PointCast Japan
               ------------
shall permit TCI to distribute localized versions of PCI software that are distributed by third parties under agreement with PointCast Japan under terms to TCI that are no less favorable than those granted to such third parties.

          4.2  Technical Support.  Prior to the termination of this Agreement,
               -----------------
the parties shall use their best efforts to enter a separate agreement for the provision of technical support services by TCI to PointCast Japan upon commercially reasonable terms to extend beyond the term of this Agreement.

          4.3  Independent Contractor.  Nothing herein shall be construed or
               ----------------------
deemed to create a joint venture, contract of employment or partnership.

          4.4  Notices.  Any notice, request, consent or communication
               -------
(collectively a "Notice") under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by delivery service, with delivery confirmed, or (d) telexed or telecopied, with receipt confirmed, addressed as follows:

                         TransCosmos, Incorporated
                         Sumitomoseimei Akasaka Bldg.
                         3-3-3, Akasaka, Minato-ku
                         Tokyo, Japan 107
                         Attention:   Hiroshi Kaizuka
                         Telephone:   011 81 3 3586 2880
                         Facsimile:   011 81 3 3584 6079

                         PointCast, K.K.
                         Toshin Aoyama Building
                         3F, Shibuya 2-10-13, Shibuya-ku
                         Tokyo 150, Japan
                         Attention:   Douglas W.C. Boake
                         Telephone:   011 81 3 5468 1260
                         Facsimile:   011 81 3 5468 1275

                         With copies to:

                         PointCast Japan, L.L.C.
                         Sumitomoseimei Akasaka Bldg.
                         3-3-3, Akasaka, Minato-ku
                         Tokyo, Japan 107
                         Attention:   Hiroshi Kaizuka
                         Telephone:   011 81 3 3586 2880
                         Facsimile:   011 81 3 3584 6079

                         PointCast Incorporated
                         501 Macara Avenue
                         Sunnyvale, California 94086
                         Attention:   Jim Wickett
                         Telephone:   (408) 990-7000
                         Facsimile:   (408) 990-7251

or to such other address or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) seven (7) business days after being deposited with postal authorities, properly addressed, (iii) the next day when delivered during business hours to said overnight delivery service, properly addressed and prior to such delivery service's cutoff time for next day delivery, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

          4.5  Assignment.  TCI will not assign this Agreement to any other
               ----------
party or parties, without the prior written consent of PointCast Japan (which will not be unreasonably withheld).

          4.6  Headings.  Section headings contained in this Agreement are for
               --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          4.7  Entire Agreement; Modification.  This Agreement contains the
               ------------------------------
complete expression of the agreement between the parties with respect to the matters addressed herein and there are no promises, representations, or inducements except as herein provided. The terms and provisions of this Agreement may not be modified, supplemented or amended except in writing signed by both parties hereto. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

          4.8  No Waiver.  Failure by either party hereto to enforce at any time
               ---------
or for any period of time any provision or right hereunder shall not constitute a waiver of such provision or of the right of such party thereafter to enforce each and every such provision.

          4.9   Governing Law.  This Agreement shall be governed by and
                -------------
construed and enforced in accordance with the laws of California. The prevailing party in any litigation concerning this Agreement shall be entitled to reimbursement of its reasonable costs, including legal and accounting fees, incurred in connection with any such matter.

          4.10  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

          4.11  Third Party Beneficiaries.  PCI and the LLC shall be deemed to
                -------------------------
be third party beneficiaries for purposes of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              TRANSCOSMOS, INCORPORATED


                              By: /s/ Koki Okuda
                                 -------------------------------------

                              Title: President
                                    ----------------------------------

                              POINTCAST K.K.


                              By: /s/ Douglas Boake
                                 -------------------------------------

                              Title: President
                                    ----------------------------------

                                   EXHIBIT A
                                   ---------

                        TCI MANAGEMENT AREAS AND BUDGET
                        -------------------------------

                         (all figures in Japanese Yen)


           BUSINESS AREAS                               TCI "MANAGEMENT FEE" EXPENSES
------------------------------------     ---------------------------------------------------------
                                             PRE-LAUNCH             YR 1                YR 2
                                         -----------------   -----------------   -----------------
Payroll                                                                [*]                 [*]
Network Operations                                                     [*]                 [*]
Marketing                                                              [*]                 [*]
Equipment                                                              [*]                 [*]
Recruiting                                                             [*]                 [*]
Translation                                                            [*]                 [*]
Travel and Entertainment                                               [*]                 [*]
Rent and Utilities                                                     [*]                 [*]
Telephone                                                              [*]                 [*]
Legal                                                                  [*]                 [*]
Finance/Acctg                                                          [*]                 [*]
Supplies                                                               [*]                 [*]
Miscellaneous                                                          [*]                 [*]
                                         -----------------   -----------------   -----------------
                                                 [*]                   [*]                 [*]
                                         =================   =================   =================

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.